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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]   Preliminary Proxy Statement          [ ] Confidential, For Use of the
[ ]   Definitive Proxy Statement               Commission Only (as permitted
[X]   Definitive Additional Materials          by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      Rule 14a-12

                        TEMPLETON CHINA WORLD FUND, INC.
                        --------------------------------
                (Name of Registrant as Specified In Its Charter)

                    PRESIDENT AND FELLOWS OF HARVARD COLLEGE
                    -----------------------------------------
             (Name of Person(s) Filing Proxy Statement if Other Than
                                 the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:




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[GRAPHIC]                                                          [GRAPHIC]

NO INTERNET OR PROXYEDGE                                           NO TELEPHONE
VOTING                                                             VOTING





                                IMPORTANT NOTICE
                                      FROM
                    PRESIDENT AND FELLOWS OF HARVARD COLLEGE

            RE: TEMPLETON CHINA WORLD FUND, INC. 2003 ANNUAL MEETING

                       PLEASE VOTE YOUR WHITE PROXY TODAY

Dear Fellow Stockholders of Templeton China World Fund, Inc.:

The Annual Meeting of stockholders of our fund is fast approaching and, whether or not you plan to attend the meeting in person, we urge you to mail the enclosed WHITE proxy card as soon as possible.

                 YOUR WHITE PROXY CARD SHOULD BE MAILED PROMPTLY

Because we are contesting management's proposals at the Annual Meeting, there is:

     o No Telephone Voting
     o No Internet Voting
     o No ProxyEdge Voting

Regardless of the number of shares you own, please take a moment to sign, date and return the enclosed proxy. Remember, if you have already voted and wish to change your vote, you have every legal right to do so by returning the enclosed WHITE proxy. Only your latest dated proxy will count in the final tally at the Annual Meeting.

If you have any questions or need assistance, please call our proxy solicitor, MacKenzie Partners, Inc., toll free at 800-322-2885 or collect at 212-929-5500. Thank you for your prompt attention to this matter.